United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSRS
Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Semiannual Report

June 30, 2022

Top Ten Holdings, as of June 30, 2022

Company	Market Value	Percentage of Portfolio

Berkshire Hathaway Inc. B	$7,235,030	19.3%

White Mountains Insurance Group, Ltd.	$2,616,873	7.0%

Markel Corp.	$2,159,728	5.8%

T. Rowe Price Group Inc.	$1,942,731	5.2%

Franklin Resources, Inc.	$1,911,420	5.1%

Alphabet, Inc. A	$1,852,371	4.9%

Colgate-Palmolive Company	$1,682,940	4.5%

PepsiCo, Inc.	$1,666,600	4.4%

Diamond Hill Investment Group, Inc.	$1,662,777	4.4%

Starbucks Corp.	$1,375,020	3.7%

Fellow Shareholders,

The first six months of 2022 jolted the US economy, via supply disruptions, a war in Europe, and sky-high energy prices.  All three of those events contributed to a fourth hiccup: inflation.  The market became a little unsettled, with the S&P 500 (total return) falling 20.0% while the Fund’s net asset value fell 11.1%.

This should not come as a surprise; in the race for good investment returns, the Fund’s portfolio is closer to the steady tortoise than the S&P 500’s hare.  In environments like 2022, the steadier course demonstrates its advantage.

With cash available to invest and a market full of less expensive options, we took the opportunity to add new investments to the Fund.  The rapid rate of the market drop gave us pause in adding too much to one position.  Rather, we sought to add smaller positions of companies we admire rather than back up the truck in just a couple.  With more activity in the first half than usual, we’re going to walk through some of the additions to explain the merits of the investments.

T. Rowe Price Group (“TROW)” is a money manager based out of Baltimore, Maryland that has benefited from the growth in technology stocks, its specialty.  In 2021, the Fund sold part of its TROW stake at $220; in 2022, we added those shares back, and more, at significantly lower prices.  A strong company that pays a nice dividend, TROW has been a part of the Fund for years, and we’re happy to have had the ability to buy more at great prices.

Alphabet, Inc. (“GOOGL”) is the parent company of Google.  Google, the search business, is among the biggest advertisers in the world.  For people interested in communicating their business activity to others, Google is a necessity.  The search business has very high margins, good growth, and generally reliable customers.  GOOGL also owns a leader in the autonomous driving industry, a nascent business that has great potential.  We have owned GOOGL in the past and added to the position as the price fell.

Danaher Corp (“DHR”) is a life sciences business that we have admired for a long time.  Using its system (Danaher Business System), Danaher seeks to continually improve efficiency and returns on capital.  Danaher buys new businesses and implements its system, to increase profitability.  And, after improving businesses, Danaher has spun-off a number of businesses, including Fortive (FTV) and Envista (NVST).  DHR has an impressive track record.

Amazon.com (“AMZN”) shares fell low enough to enable buying, and we did.  Amazon is really a pair of businesses, the inimitable retailer and a technology services firm called Amazon Web Services (“AWS”).   Retail can be a very hard business, even for an innovator like Amazon.  We do not love the retail part of Amazon.  However, the quality of AWS compensates for our reservations about retail.  AWS, a cloud computing provider, is both growing rapidly and is immensely profitable, two traits rarely seen contemporaneously.

A cynic may note that Google and Amazon have been well-known for decades and have been part of the heralded FAANG group--- why is the Fund only interested in them now?   There is considerable risk in paying an optimistic price for a business whose profitability and operations have not been established.  Further, it’s an easy risk to avoid--- wait until the value is clearer.  Alphabet and Amazon have indeed matured into nice businesses.  And, in the turmoil of early 2022, attractive share prices for GOOGL and AMZN were available, relative to the market price.  With that information, we were comfortable investing.  The risk of being too late to an investment is much lower than the risk of overpaying.

The Fund also made additional purchases of Markel Corp. and Franklin Resources, companies that were already held in the portfolio.

A sole sale was made in the first half; at $350/share, we sold some Berkshire Hathaway (“BRKb”).  The purpose of the sale was to pull back on the concentration of BRKb in the portfolio, rather than anything else.  With nearly 20% of the Fund in BRKb, taking an incremental step back seemed like the prudent move.  We still have the utmost confidence in the management of BRKb and view BRKb as the perfect investment in a volatile market.  So, we are thrilled to continue to own Berkshire at high levels.

As always, we love hearing from our Fund shareholders.   As we remind you, we won’t comment on any Fund portfolio purchase or sale that hasn’t been publicly reported, or that is contemplated.   With that one caveat, all other topics are fair game.

Luke E. Sims	David C. Sims, CFA
Email: luke@simscapital.com	Email: dave@simscapital.com
Phone: 414/530-5680	Phone: 414/765-1107

July 14, 2022

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2022 (unaudited)

Assets

Common stock--at market value (cost $22,623,592)	$36,634,470
Money market funds	863,266
Short-term interest receivable	1,063
Dividends receivable	42,628
Prepaid fees	14,474
		$37,555,901
Liabilities

Accounts payable	$2,005
Investment advisor fee payable	26,931
		$28,936

Total net assets		$37,526,965

Shareholders' Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,927,063 shares	$3,927
Paid-in capital	23,224,130
Undistributed net investment income	66,405
Undistributed capital gains	221,625
Unrealized appreciation on investments	14,010,878

Shareholders' equity		$37,526,965

Net asset value per share		$9.56

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2022 (unaudited)

Investment Income

Dividends	$268,784
Interest	2,866
Total investment income		$271,650

Expenses

Advisory fees	$153,383
Legal fees	4,294
Insurance	6,726
Transfer agent	22,603
Directors’ fees and expenses	44,875
Custodian fees	4,657
Listing fee	7,438
Other fees and expenses	12,870
Total expenses		$256,846

Net investment income			$14,804

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$527,305
Less: cost of investment securities sold	305,680
Net realized gain on investments		$221,625

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$14,010,878
Less: unrealized appreciation at beginning of period	19,282,278
Net change in unrealized appreciation on investments		$(5,271,400)
Net realized gain and unrealized depreciation on investments			$(5,049,775)

Net decrease from operations			$(5,034,971)

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2021	Six Months Ended June 30, 2022
		(unaudited)
From Operations:

Net investment income	$127,714	$14,804
Net realized gain on investments	3,786,994	221,625
Net change in unrealized appreciation on investments	4,901,024	(5,271,400)

Net increase (decrease) from operations	$8,815,732	$(5,034,971)

Distributions to Shareholders from:

Net investment income	(84,904)	-
Net realized gain from investment transactions	(3,786,994)	-

Total distributions	$(3,871,898)	$-

Total Net Assets:

Beginning of year	$38,841,883	$43,029,202
End of period (including undistributed net investment income of $51,601and $66,404)	$43,029,202	$37,526,965

Shares:

Shares at beginning of year	4,074,321	3,991,647
Shares issued to shareholders from the distribution	--	20,416
Shares repurchased	(82,674)	(85,000)
Shares at end of period	3,991,647	3,927,063

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2017	2018	2019	2020	2021	2022 six months (unaudited)
Net asset value at beginning of year	$8.26	$9.14	$8.15	$9.21	$9.53	$10.78

Net investment income	$-	$0.10	$0.09	$0.05	$0.03	$-
Net realized gain and unrealized appreciation (loss) on investments	$1.44	$(0.52)	$1.61	$0.82	$2.15	$(1.28)

Total from investment operations	$1.44	$(0.42)	$1.70	$0.87	$2.18	$(1.28)

Distribution from:
Net investment income	$-	$(0.09)	$(0.07)	$(0.06)	$(0.02)	$-
Realized gains	$(0.51)	$(0.45)	$(0.49)	$(0.49)	$(0.95)	$-
Total distributions	$(0.51)	$(0.53)	$(0.56)	$(0.55)	$(0.97)	$-
Impact of share issuance	$(0.05)	$(0.04)	$(0.08)	$-	$-	$0.01
Accretion from share purchases	$-	$-	$-	$-	$0.04	$0.05

Net asset value at end of period	$9.14	$8.15	$9.21	$9.53	$10.78	$9.56

Per share market price, end of period last traded price	$7.94	$7.30	$8.02	$7.98	$9.51	$8.46

Total Investment Return:

Average annual return, based on market value:
1 Year	15.02%	(1.44%)	18.13%	6.36%	30.70%	1.40%
5 Year	11.58%	5.62%	6.97%	9.80%	13.23%	9.17%
10 Year	7.39%	11.84%	10.88%	10.73%	11.55%	8.84%

Average annual return, based on net asset value:
1 Year	17.82%	(4.41%)	21.35%	10.75%	24.05%	(5.12%)
5 Year	13.19%	6.70%	9.20%	11.17%	13.43%	9.34%
10 Year	8.45%	11.55%	11.29%	10.87%	12.77%	9.27%

Net assets, end of period (000s omitted)	$34,064	$31,712	$37,530	$38,842	$43,029	$37,527

Ratios to average net assets (A):
Expenses to average net assets	1.36%	1.34%	1.29%	1.30%	1.26%	1.19%
Net investment income to average net assets	0.00%	1.10%	0.95%	0.57%	0.30%	0.07%

Portfolio turnover (annualized)	50%	42%	26%	19%	5%	2%
Average commission paid per share	$0.04	$0.05	$0.05	$0.04	$0.01	$0.01

(A)  Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies. If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be a increase for the six-month period ended June 30, 2022 of less than 0.01%. For the years ended December 31, 2017, 2018, 2019, 2020, and 2021, there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2022) (unaudited)

Common Stock (97.7% of total investments)	Shares	Cost	LEVEL ONE Market Value	Percent of Total Investments
Industry

Advertising
Alphabet, Inc. A*	850	$1,464,392	$1,852,371
MediaAlpha, Inc.*	40,000	804,160	394,000
			$2,246,371	6.0%
Bank
JPMorgan Chase & Co	3,000	390,281	$337,830
Wells Fargo & Co.	10,000	403,661	391,700
			$729,530	1.9%
Brokerage
Charles Schwab Corp.	10,000	337,286	$631,800
			$631,800	1.7%
Closed-end Fund
New Ireland Fund	10,200	90,905	$80,784
			$80,784	0.2%
Consumer
Colgate-Palmolive Company	21,000	626,458	$1,682,940
Kimberly-Clark Corp.	3,500	352,236	473,025
Procter & Gamble Company	2,000	145,879	287,580
			$2,443,545	6.5%
Credit Card
Mastercard Inc	1,000	219,636	$315,480
Visa Inc.	1,500	225,957	295,335
			$610,815	1.6%
Data Processing
Automatic Data Processing, Inc.	3,000	82,775	$630,120
Paychex, Inc.	6,000	140,075	683,220
			$1,313,340	3.5%
Drug/Medical Device
Johnson & Johnson	4,000	45,500	$710,040
Stryker Corp.	4,500	19,055	895,185
			$1,605,225	4.3%
Food
Kraft Heinz Company	29,000	772,000	$1,106,060
PepsiCo, Inc.	10,000	168,296	1,666,600
			$2,772,660	7.4%
Industrial
Danaher Corporation	1,000	254,997	$253,520
Illinois Tool Works Inc.	7,000	295,051	1,275,750
Waters Corp.*	2,000	100,780	661,960
			$2,191,230	5.8%
Insurance
Berkshire Hathaway Inc. B*	26,500	4,320,855	$7,235,030
Markel Corp.*	1,670	1,296,670	2,159,728
White Mountains Insurance Group, Ltd.	2,100	1,785,903	2,616,873
			$12,011,631	32.0%
Mutual Fund Managers
Diamond Hill Investment Group, Inc.	9,576	1,338,331	$1,662,777
Franklin Resources, Inc.	82,000	2,176,844	1,911,420
T. Rowe Price Group Inc.	17,100	2,257,154	1,942,731
			$5,516,928	14.7%
Restaurant
Starbucks Corp.	18,000	940,052	$1,375,020
			$1,375,020	3.7%
Retail
AutoZone Inc.*	600	319,026	$1,289,472
eBay Inc.	3,000	68,886	125,010
O'Reilly Automotive Inc.*	1,500	305,534	947,640
			$2,362,122	6.3%

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2022) (unaudited), continued

Common Stock (97.7% of total investments)	Shares	Cost	LEVEL ONE Market Value	Percent of Total Investments
Industry

Technology Services
Amazon.com*	7,000	$874,928	$743,470
			$743,470	2.0%

Total common stock investments			$36,634,470

Money Market Funds (2.3% of total investments)			LEVEL ONE
			Market Value
Morgan Stanley Inst. Liquidity Fund, Treasury, 1.35%			$863,266
			$863,266	2.3%

Total investments			$37,500,857
All other assets			58,164
Accrued investment advisory fees			(26,931)
All other liabilities			(2,005)
Total net assets			$37,526,965

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.  The Fund has opted into the Maryland Control Share Acquisition Act.

(2)	Significant Accounting Policies.

The Fund follows the accounting and reporting requirements of investment companies under ASC 946 (ASC 946-10-50-1).

Dividends and distributions—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date.

Investments— Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date.  If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price.  If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security.  From inception to June 30, 2022, the Fund has never held a security which required an illiquid pricing valuation.

Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains, including undistributed amounts from previous years.

The following information is based upon the Federal income tax basis of equity portfolio investments as of June 30, 2022:

Gross unrealized appreciation	$15,523,795
Gross unrealized depreciation	(1,512,917)
Net unrealized appreciation	$14,010,878

Federal income tax basis	$22,623,592

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Repurchases—The Fund repurchases shares with the purpose of reducing total shares outstanding. The price paid for the repurchased shares is recorded to reduce common stock and paid-in capital.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

The Fund’s financial statements, other than investments, consist of receivables and payables due in the near term.  Fair value of those instruments approximates historical cost.

Certain impacts from the COVID-19 outbreak may have a significant negative impact on the Fund's operations and performance. These circumstances may continue for an extended period of time, and may have an adverse impact on economic and market conditions. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies, are not known. The extent of the impact to the financial performance and the operations of the Fund will depend on future developments, which are highly uncertain and cannot be predicted.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund's outstanding shares, owns 50% of SCM.   David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, and Director of the Fund and the son of Luke E. Sims, owns the remaining 50% of SCM.

Custodian—U.S. Bank NA serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, U.S. Bank NA receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge and security transaction fees.

Transfer Agent— American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent.   AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses.   AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan (“DRIP”).

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market.  A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2022, were $5,705,649 and $527,304, respectively.

(6)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the market price and sold out of the Fund at the market price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

2022 Annual Shareholder Meeting

The Fund’s 2022 annual meeting of shareholders (“Annual Meeting”) was held on April 21, 2022, for the following purposes:

1.	To elect five (5) Directors to the Board.

2.	To ratify the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2022.

The following directors were elected under Proposal 1: Jason W. Allen, Anne M. Nichols, Luke E. Sims, Donald G. Tyler, and Neal F. Zalenko.

Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2022 calendar year.

Tabulation Report
Proposal 1 – Election of Directors

	For	Withheld
Jason W. Allen	2,219,674	91,603
Anne M. Nichols	2,211,482	99,794
Luke E. Sims	2,198,570	112,706
Donald G. Tyler	2,254,766	56,510
Neal F. Zalenko	2,246,568	64,708

Proposal 2 –  Selection of Plante & Moran, PLLC

For	Abstain	Against	Withheld
2,120,545	186,956	3,775	0

Total shares issued and outstanding on record date: 4,012,063

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the six-month period ended June 30, 2022.  Directors who are not “interested persons” of the Fund receive an annual retainer of $12,000 a year, $1,250 for serving on the Audit Committee, and $750 for the Audit Committee Chairman; fees are paid quarterly.  Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $153,383 by the Fund in the six months ended June 30, 2022.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Vice-President, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director, owns the remaining 50% of SCM.

The Fund is not part of a mutual fund complex.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

David C. Sims, VP, CFO, CCO, Treasurer, Secretary, and Director	None	None	None	None

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Jason W. Allen, Director	$6,000	None	None	$6,000

Robert M. Bilkie, Jr., Director	$6,000	None	None	$6,000

Phillip J. Hanrahan, Director	$6,625	None	None	$6,625

Carl A. Holth, Director	$6,625	None	None	$6,625

Anne M. Nichols, Director	$6,000	None	None	$6,000

Donald G. Tyler, Director	$6,625	None	None	$6,625

Neal F. Zalenko, Director	$7,000	None	None	$7,000

Board of Directors

Jason W. Allen Director Fox Point, WI	Robert M. Bilkie, Jr. Chairman of the Board Northville, MI	Phillip J. Hanrahan Director Whitefish Bay, WI

Carl A. Holth Director Dearborn, MI	Anne M. Nichols Director Huntington Woods, MI	Luke E. Sims President & CEO Milwaukee, WI

David C. Sims VP, Treasurer, CFO, CCO Secretary & Director Milwaukee, WI	Donald G. Tyler Director Whitefish Bay, WI	Neal F. Zalenko Director Birmingham, MI

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE American exchange.  The Fund has opted into the Maryland Control Share Acquisition Act.

Fund Stock Repurchases.   The Fund is authorized to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.  The Fund has authorized repurchases up to 1,000,000 shares, with 907,029 shares remaining under its current authorization.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.
Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2022).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings monthly with the Securities and Exchange Commission (SEC) on Form N-PORT, with the first and third calendar quarter available to the investing public generally.   You can obtain copies of these public filings, and other information about the Fund, from the SEC's website (www.sec.gov), from the Fund's website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.   The Fund's public forms can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and you can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 6, 2021 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Directors Luke E. Sims and David C. Sims abstaining).  The Board previously received various information with respect to the proposed continuation of the investment advisory agreement with the Advisor, including a handout in the Board “book” materials which identified certain key issues for the Board to consider in evaluating Sims Capital Management LLC (“SCM”) as its Advisor.  The Board reviewed these various factors in considering whether to retain SCM as its investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship to the Fund), the economies of scale that may be realized as the Fund grows, whether the fee level reflects the economies of scale for the benefit of Fund investors, SCM’s investment philosophy, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  The Board regularly considers the various factors that are involved in such a decision.  Overall, the Board understands and is satisfied with the investment philosophy and investment performance of the Advisor.   Given the relatively small size of the Fund vis-à-vis other closed-end and other mutual funds, the Advisor’s annual fee at 0.75% (75 basis points) of assets under management (AUM) is reasonable (and at the low end of the range for other investment advisors of actively-managed equity funds).   There are few economies of scale to be realized by the Fund (as a closed-end fund), primarily because the Fund is required to make distributions to its shareholders of its net investment income and realized capital gains.   Pursuant to this requirement, the Fund declared a distribution of $3.9 Million to its shareholders at the end of December 2021, thereby reducing AUM from slightly over $47 Million to approximately $43 Million.   The Fund’s compliance with law and reporting with respect to the Securities and Exchange Commission and other governmental authorities is fine.   The Fund’s execution of transactions (including cost) and portfolio turnover are excellent, and clearly consistent with industry practice.   As a general rule, the Board is satisfied with the Advisor’s personnel, including professional competence, conscientiousness, independence and overall communications.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required for the semi-annual report.

ITEM 6.	INVESTMENTS

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not required for the semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not required for the semi-annual report.

(b)	There have been no changes to the Fund’s Portfolio Managers.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Fund’s principal executive office and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund neither lent any securities this year nor received any income related to securities lending.

ITEM 13.	EXHIBITS.

(A)(1) Not applicable.

(A)(2)(i) Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii) Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.

(A)(2)(iii) Results of shareholder meeting--- attached hereto as Exhibit 99.77C.

(A)(2)(iv) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, — attached hereto as Exhibit 99.906 CERT .